SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 19, 1996
           ---------------------------------------------------------
                Date of Report (Date of earliest event reported)



                             DIGNITY PARTNERS, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                    0-27736                      94-3165263
---------------            ---------------              -------------------
(State of other              (Commission                  (IRS Employer
jurisdiction of              File Number)                  Identification
incorporation)                                             No.)


1700 Montgomery Street, Suite 250, San Francisco, CA                  94111
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (415)394-9467
                                                    --------------

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Item 5.   Other Events.
----------------------

     On December 19, 1996, a complaint was filed in the United States District Court, Northern District of California (Docket No. C96-4558) against Dignity Partners, Inc. (the "Company") and each of its directors by three individuals purporting to act on behalf of themselves and an alleged class consisting of all purchasers of the Company's common stock during the period February 14, 1996 to July 16, 1996. The complaint alleges that the defendants violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and Section 11 of the Securities Act of 1933 and seeks, among other things, compensatory damages, interest, fees and costs. The allegations are based on alleged misrepresentations in and omissions from the Company's registration statement and prospectus related to its initial public offering and certain documents filed by the Company under the Exchange Act. The Company and each of the defendants intend to defend the action vigorously.

                                    SIGNATURES
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                    DIGNITY PARTNERS, INC.


                                                     By /s/Alan B. Perper
                                                        -----------------
                                                        Alan B. Perper
                                                        President

Date:  December 20, 1996